UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12


                     Fiduciary/Claymore MLP Opportunity Fund

          (Name of Registrant As Specified in its Declaration of Trust)


Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          FAMCO                                                     CLAYMORE(SM)
--------------------------
FIDUCIARY ASSET MANAGEMENT
--------------------------


                     FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532

--------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 21, 2009
--------------------------------------------------------------------------------

         Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share ("Shares") of Fiduciary/Claymore MLP Opportunity Fund (the "Fund") that the annual meeting of shareholders of the Fund (the "Annual Meeting") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532, on Tuesday, July 21, 2009, at 11:00 a.m., Central time. The Annual Meeting is being held for the following purposes:

1. To elect two Trustees as Class I Trustees to serve until the Fund's 2012 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         THE BOARD OF TRUSTEES OF THE FUND (THE "BOARD"), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR ALL" OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN THE ACCOMPANYING PROXY STATEMENT.

         The Board has fixed the close of business on May 29, 2009, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so you will be represented at the Annual Meeting.


                                    By order of the Board of Trustees

                                    /s/ J. Thomas Futrell

                                    J. Thomas Futrell
                                    Chief Executive Officer

Lisle, Illinois
June 15, 2009

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF VOTING BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IF YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

                     FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------


                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 21, 2009


         This proxy statement ("Proxy Statement") is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Shares") of Fiduciary/Claymore MLP Opportunity Fund (the "Fund") in connection with the solicitation by the Board of Trustees of the Fund (the "Board") of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Monday, July 21, 2009, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532 on July 21, 2009, at 11:00 a.m., Central time.

         This Proxy Statement gives you information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders ("Notice of Annual Meeting"). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission ("SEC"). If there is anything you don't understand, please contact us at our toll-free number,
(888) 991-0091.

         THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS TO ANY SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO CLAYMORE SECURITIES, INC., 2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532, (888) 991-0091.

         The Notice of Annual Meeting, this Proxy Statement and the enclosed proxy card are first being sent to the Fund's shareholders on or about June 15, 2009.

         o        WHY IS A SHAREHOLDER MEETING BEING HELD?

                  The Fund's Shares are listed on the New York Stock Exchange (the "NYSE") under the ticker symbol "FMO," which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

         o        WHAT PROPOSALS WILL BE VOTED ON AT THE ANNUAL MEETING?

                  Shareholders of the Fund are being asked to vote on the following proposals at the Annual Meeting:

                  1. To elect two Trustees as Class I Trustees (Mr. Randall C. Barnes and Mr. Joseph E. Gallagher, Jr. are the nominees) to serve until the Fund's 2012 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

         o        WILL YOUR VOTE MAKE A DIFFERENCE?

                  YES! Your vote is important and could make a difference in the governance of the Fund, no matter how many Shares you own.

         o        WHO IS ASKING FOR YOUR VOTE?

                  The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Monday, July 21, 2009, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting.

         o        HOW DOES THE BOARD RECOMMEND THAT SHAREHOLDERS VOTE ON THE
                  PROPOSAL?

                  The Board, including the Independent Trustees, unanimously recommends that you vote "FOR ALL" of the nominees for the Board of Trustees listed in the Proxy Statement.

         o        WHO IS ELIGIBLE TO VOTE?

                  Shareholders of record of the Fund at the close of business on May 29, 2009 (the "Record Date"), are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Each Share is entitled to one vote.

         o        HOW DO YOU VOTE YOUR SHARES?

                  Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so your Shares will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to vote in person, you will be able to do so. You may contact the Fund at (888) 991-0091 to obtain directions to the site of the Annual Meeting.

                  Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your Shares will be voted in accordance with the Board's recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies' discretion.

                  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

         o        HOW MANY SHARES OF THE FUND WERE OUTSTANDING AS OF THE RECORD
                  DATE?

                  At the close of business on the Record Date, the Fund had 18,425,752 Common Shares outstanding.

THE PROPOSAL: ELECTION OF TRUSTEES

         The Fund's Shares are listed on the NYSE, which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Fund are being asked to elect two Trustees as Class I Trustees (Mr. Randall C. Barnes and Mr. Joseph E. Gallagher, Jr. are the nominees) to serve until the Fund's 2012 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

COMPOSITION OF THE BOARD OF TRUSTEES

         The Trustees of the Fund are classified into three classes of Trustees:
Class I Trustees, Class II Trustees and Class III Trustees.

         CLASS I TRUSTEES

         - Mr. Randall C. Barnes, Mr. Nicholas Dalmaso and Mr. Joseph E. Gallagher, Jr. are the Class I Trustees of the Fund. Mr. Dalmaso's term will expire at the Annual Meeting and he is not standing for election at the Annual Meeting. Mr. Barnes and Mr. Gallagher are standing for election at the Annual Meeting. It is currently anticipated that Class I Trustees will next stand for election at the Fund's 2012 annual meeting of shareholders.

         CLASS II TRUSTEES

         - Mr. Howard H. Kaplan and Mr. Ronald A. Nyberg are the Class II Trustees of the Fund. It is currently anticipated that the Class II Trustees will next stand for election at the Fund's 2010 annual meeting of shareholders.

         CLASS III TRUSTEES

         - Mr. Robert B. Karn III, Mr. John M. Roeder and Mr. Ronald E. Toupin, Jr. are the Class III Trustees of the Fund. It is currently anticipated that the Class III Trustees will next stand for election at the Fund's 2011 annual meeting of shareholders.

         Generally, the Trustees of only one class are elected at each annual meeting of shareholders, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. Based on a recommendation from the Nominating and Governance Committee of the Board and pursuant to authority granted to it under the Fund's Agreement and Declaration of Trust, the Board has decided to reduce its size from eight to seven Trustees upon the expiration of the current term of Mr. Dalmaso at the Annual Meeting. Mr. Dalmaso is not standing for election at the Annual Meeting. In connection with the reduction in the size of the Board, Mr.

Gallagher has been reclassified as a Class I Trustee of the Fund and, along with Mr. Barnes, will stand for election at the Annual Meeting. The reclassification of Mr. Gallagher as a Class I Trustee ensures that each class of Trustees includes at least two Trustees and the classification of the Board complies with applicable NYSE requirements.

         Each trustee nominee elected at the Annual Meeting will hold office for three years or until his successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms as described above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the trustee nominees named above. Each trustee nominee nominated by the Board has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

TRUSTEES

         Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated below. Independent Trustees are those who are not interested persons of the Fund, the Fund's investment adviser, Claymore Advisors, LLC ("Claymore" or the "Adviser") or the Fund's sub-adviser, Fiduciary Asset Management, LLC (the "Sub-Adviser"), and comply with the definition of "independent" (as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the
"Exchange Act")) (the "Independent Trustees").

         The Fund is part of a fund complex (referred to herein as the "Fund Complex") that consists of U.S. registered investment companies advised or serviced by the Adviser or its affiliates. The Fund Complex is composed of fourteen closed-end funds, including the Fund, and thirty-four exchange-traded funds. The Fund Complex is overseen by multiple boards of trustees.

                                   TERM OF
                                   OFFICE(2)                                              NUMBER OF
                                   AND                                                    PORTFOLIOS IN    OTHER
                     POSITION(S)   LENGTH                                                 FUND COMPLEX     DIRECTORSHIPS
NAME, ADDRESS(1)     HELD WITH     OF TIME      PRINCIPAL OCCUPATION                      OVERSEEN BY      HELD BY
AND AGE              FUND          SERVED       DURING THE PAST FIVE YEARS                TRUSTEE          TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:

Randall C. Barnes(3) Trustee       Trustee      Private Investor. Formerly, Senior Vice   44               None.
Year of birth: 1951                since 2005   President & Treasurer (1993-1997),
                                                President, Pizza Hut International
                                                (1991-1993) and Senior Vice President,
                                                Strategic Planning and New Business
                                                Development (1987-1990) of PepsiCo, Inc.

Howard Kaplan        Trustee       Trustee      Partner of Stinson Morrison Hecker LLP,   1                None.
Year of birth: 1969                since 2004   a law firm providing legal advice in
                                                corporate, transaction and litigation
                                                matters (2007-present). Formerly,
                                                principal Blumenfeld, Kaplan & Sandweiss
                                                P.C., a law firm providing legal advice
                                                in business law and litigation
                                                (1994-2007).

Robert B. Karn III   Trustee       Trustee      Consultant (1998-present). Previously,    1                Director of
Year of birth: 1942                since 2004   Managing Partner, Financial and Economic                   Peabody Energy
                                                Consulting, St. Louis Office of Arthur                     Company GP,
                                                Andersen, LLP.                                             Natural Resource
                                                                                                           Partners LLC
                                                                                                           and Kennedy
                                                                                                           Capital
                                                                                                           Management, Inc.

John M. Roeder       Trustee       Trustee      Financial consultant (1999- present).     1                Director, LMI
Year of birth: 1943                since 2004   Formerly Director in Residence at The                      Aerospace
                                                Institute for Excellence in Corporate
                                                Governance of the University of Texas
                                                at Dallas School of Management
                                                (2005-2008). Formerly, Office Managing
                                                Partner, Arthur Andersen, (1966-1999).

Ronald A. Nyberg     Trustee       Trustee      Partner of Nyberg & Cassioppi, LLC, a     46               None.
Year of birth: 1953                since 2004   law firm specializing in Corporate Law,
                                                Estate Planning and Business Transactions
                                                (2000-present). Formerly, Executive Vice
                                                President, General Counsel and Corporate
                                                Secretary of Van Kampen Investments
                                                (1982-1999).

Ronald E.            Trustee       Trustee      Retired. Formerly, Vice President,        43               None.
Toupin, Jr.                        since 2004   Manager and Portfolio Manager of Nuveen
Year of birth: 1958                             Asset Management (1998-1999), Vice
                                                President of Nuveen Investment
                                                Advisor Corporation (1992-1999),
                                                Vice President and Manager of
                                                Nuveen Unit Investment Trusts
                                                (1991-1999) and Assistant Vice
                                                President and Portfolio Manager
                                                of Nuveen Unit Investment Trusts
                                                (1988-1999), each of John Nuveen &
                                                Company, Inc. (1982-1999).



                                       5

                                   TERM OF
                                   OFFICE(2)                                              NUMBER OF
                                   AND                                                    PORTFOLIOS IN    OTHER
                     POSITION(S)   LENGTH                                                 FUND COMPLEX     DIRECTORSHIPS
NAME, ADDRESS(1)     HELD WITH     OF TIME      PRINCIPAL OCCUPATION                      OVERSEEN BY      HELD BY
AND AGE              FUND          SERVED       DURING THE PAST FIVE YEARS                TRUSTEE          TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES+:

Joseph E.            Trustee       Trustee      Executive Managing Director and Chief     1                None.
Gallagher, Jr.(3)                  since 2004   Operating Officer of Fiduciary Asset
Year of birth: 1956                             Management, LLC (1994-present). Member
                                                of the St. Louis Chapter of the National
                                                Association for Business Economics.

Nicholas             Trustee       Trustee      Attorney. Formerly, Senior Managing       45               None.
Dalmaso(4)                         since 2004   Director and Chief Administrative
Year of birth: 1965                             Officer (2007-2008) and General Counsel
                                                (2001-2007) of Claymore Advisors,
                                                LLC and Claymore Securities, Inc.
                                                Formerly, Assistant General Counsel,
                                                John Nuveen and Company Inc.
                                                (1999-2001). Formerly, Vice
                                                President and Associate General
                                                Counsel of Van Kampen
                                                Investments, Inc. (1992-1999).

------------------------
+        "Interested person" of the Fund as defined in the 1940 Act. Mr.
         Gallagher is an interested person of the Funds because he is an officer of the Sub-Adviser. Mr. Dalmaso is an interested person of the Funds as a result of his former position as an officer of the Investment Adviser and certain of its affiliates and his equity ownership of the
         Investment Adviser and certain of its affiliates.

(1)      The business address of each Trustee of the Funds is 2455 Corporate
         West Drive, Lisle, Illinois 60532, unless otherwise noted.

(2) Each Trustee is generally expected to serve a three year term concurrent with the class of Trustees for which he serves. In connection with a reclassification, vacancy or otherwise, a Trustee may serve a shorter term so that he will next stand for election at the same annual meeting of shareholders at which the other Trustees in the class for which he serves next stand for election.

(3)      Nominee for election as a Trustee at the Annual Meeting.

(4) Mr. Dalmaso is not standing for re-election at the Annual Meeting and will only hold office until the expiration of his current term at the Annual Meeting.

EXECUTIVE OFFICERS

         The following information relates to the executive officers of the Fund who are not Trustees. The Fund officers receive no compensation from the Fund but may also be officers or employees of the Adviser, the Sub-Advisers or affiliates of the Adviser or the Sub-Advisers and may receive compensation in such capacities.

                                    TERM OF
                                    OFFICE(2) AND
                                    LENGTH
NAME, ADDRESS(1)                    OF TIME         PRINCIPAL OCCUPATION DURING
AND AGE                TITLE        SERVED          THE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell      Chief        Since           Senior Managing Director, Chief Investment Officer
Year of birth: 1955    Executive    2008            (2008-present) of Claymore Advisors, LLC and Claymore
                       Officer                      Securities, Inc.; Chief Executive Officer of certain funds in the Fund Complex. Formerly, Managing Director in charge of
                                                    Research (2000-2007) for Nuveen Asset Management.

Kevin M. Robinson      Chief        Since           Senior Managing Director, General Counsel and Corporate
Year of birth: 1959    Legal        2008            Secretary (2007-present) of Claymore Advisors, LLC and
                       Officer                      Claymore Securities, Inc.; Chief Legal Officer of certain
                                                    funds in the Fund Complex. Formerly, Associate General Counsel
                                                    (2000-2007) of NYSE Euronext, Inc. Formerly, Archipelago
                                                    Holdings, Inc. Senior Managing Director and Associate General
                                                    Counsel (1997-2000) of ABN Amro Inc. Formerly, Senior Counsel
                                                    in the Enforcement Division (1989-1997) of the U.S. Securities
                                                    and Exchange Commission.

Steven M. Hill         Chief        Since           Senior Managing Director of Claymore Advisors, LLC
Year of birth: 1964    Financial    2004            and Claymore Securities, Inc. (2005- present). Formerly,
                       Officer,                     Chief Financial Officer (2005-2006) Claymore Group Inc.
                       Chief                        Managing Director of Claymore Advisors, LLC and
                       Accounting                   Claymore Securities, Inc. (2003-2005). Previously,
                       Officer and                  Treasurer of Henderson Global Funds and Operations
                       Treasurer                    Manager for Henderson Global Investors (NA) Inc.,
                                                    (2002-2003); Managing Director, FrontPoint Partners LLC
                                                    (2001- 2002); Vice President, Nuveen Investments (1999-2001);
                                                    Chief Financial Officer, Skyline Asset Management LP, (1999);
                                                    Vice President, Van Kampen Investments and Assistant Treasurer,
                                                    Van Kampen mutual funds (1989-1999).

Bruce Saxon            Chief        Since           Vice President - Fund Compliance Officer of Claymore
Year of birth: 1957    Compliance   2006            Securities, Inc. (Feb. 2006-present). Chief Compliance
                       Officer                      Officer of certain funds in the Fund Complex. Chief
                                                    Compliance Officer/Assistant Secretary of Harris Investment
                                                    Management, Inc. (2003-2006). Director-Compliance of
                                                    Harrisdirect LLC (1999-2003).

Mark E. Mathiasen      Secretary    Since           Vice President, Assistant General Counsel of Claymore
Year of birth: 1978                 2008            Group Inc. (2007-present). Secretary of certain funds in the
                                                    Fund Complex. Previously, Law Clerk, Idaho State Courts (2003-2006).

James Howley           Assistant    Since           Vice President, Fund Administration of Claymore
Year of birth: 1972    Treasurer    2007            Securities, Inc. (2004-present). Assistant Treasurer of
                                                    certain funds in the Fund Complex. Previously, Manager, Mutual
                                                    Fund Administration of Van Kampen Investments, Inc.

Donald P. Swade        Assistant    Since           Vice President, Fund Administration (2006-present) of
Year of birth: 1972    Treasurer    2008            Claymore Advisors, LLC and Claymore Securities, Inc.;
                                                    Assistant Treasurer of certain funds in the Fund Complex.
                                                    Formerly, Manager-Mutual Fund Financial Administration
                                                    (2003-2006) for Morgan Stanley/Van Kampen Investments.

Mark J. Furjanic       Assistant    Since           Vice President, Fund Administration-Tax (2005-present) of
Year of birth: 1959    Treasurer    2008            Claymore Advisors, LLC and Claymore Securities, Inc.;
                                                    Assistant Treasurer of certain funds in the Fund Complex.
                                                    Formerly, Senior Manager (1999-2005) for Ernst & Young LLP.


                                       7

                                    TERM OF
                                    OFFICE(2) AND
                                    LENGTH
NAME, ADDRESS(1)                    OF TIME         PRINCIPAL OCCUPATION DURING
AND AGE                TITLE        SERVED          THE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------

Melissa J. Nguyen      Assistant    Since           Vice President, Assistant General Counsel of Claymore
Year of birth: 1978    Secretary    2006            Group Inc. (2005-present). Secretary of certain funds in the
                                                    Fund Complex. Formerly, Associate, Vedder Price P.C.
                                                    (2003-2005).

James J. Cunnane, Jr.  Vice         Since           Managing Director, Senior Portfolio Manager (1996-present)
Year of birth: 1970    President    2007            Fiduciary Asset Management, LLC.

Charles D. Walbrandt   Vice         Since           Founding Principal, Chief Executive Officer & Chief
Year of birth: 1938    President    2008            Investment Officer of Fiduciary Asset Management, LLC
                                                    (1994-Present).

------------------------
(1)      The business address of each officer of the Funds is 2455 Corporate
         West Drive, Lisle, Illinois 60532, unless otherwise noted.

(2) Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

BOARD COMMITTEES

         The Trustees have determined that the efficient conduct of the Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee and the Nominating and Governance Committee.

         Audit Committee. The Board has an Audit Committee, which is composed of Randall C. Barnes, Howard H. Kaplan, John M. Roeder, Robert B. Karn III, Ronald
A. Nyberg and Ronald E. Toupin, Jr.

         The Audit Committee is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund's independent registered public accounting firm. Each member of the Audit Committee is an Independent Trustee as defined above and also meets the additional independence requirements for audit committee members as defined by the NYSE.

         The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on October 16, 2006 (the "Audit Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Fund's Audit Committee Charter was attached as Appendix B to the Fund's 2007 proxy statement.

         The Audit Committee presents the following report on behalf of the
         Fund:

         The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund's independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61,

         (iii) the Audit Committee received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Indendence Standards Board Standard No. 1 and has discussed with the Fund's independent registered public accounting firm the independence of the Fund's independent registered public accounting firm and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund's Annual Report for the past fiscal year.

         Nominating and Governance Committee. The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Howard H. Kaplan, John M. Roeder, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is "independent" as defined by NYSE listing standards.

         The Nominating and Governance Committee is governed by a written charter, the most recent version of which was approved by the Board on October 21, 2008 (the "Nominating and Governance Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Nominating and Governance Committee Charter is attached as Appendix A hereto.

         The Nominating and Governance Committee (i) evaluates and recommends all candidates for election or appointment as members of the Board and recommends the appointment of members and chairs of each committee of the Board,
(ii) reviews policy matters affecting the operation of the Board and committees of the Board, (iii) periodically evaluates the effectiveness of the Board and committees of the Board and (iv) oversees the contract review process, including review of the Fund's advisory agreements and other contracts with affiliated service providers. In considering Trustee nominee candidates, the Nominating and Governance Committee requires that Trustee candidates have a college degree or equivalent business experience and may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): availability and commitment of a candidate to attend meetings and perform the responsibilities of a Trustee, relevant experience, educational background, financial expertise, the candidate's ability, judgment and expertise and overall diversity of the Board's composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to): such Fund's Trustees, officers, investment advisers and shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board as a Trustee after such person has reached the age of seventy-two (72), unless such person is an "interested person" of such Fund as defined in the 1940 Act. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

         A Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the

Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an "interested person" of the registrant as such term is defined under the 1940 Act; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee's qualifications.

         The Nominating and Governance Committee will consider Trustee candidates recommended by the Fund's shareholders. The Nominating and Governance Committee will consider and evaluate trustee nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the for Shareholders to Submit Nominee Candidates" that are set forth as Appendix B to the Nominating and Governance Committee Charter, which is attached as Appendix A hereto. Shareholder recommendations must be sent to the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

         The nominees for election at the Annual Meeting currently serve as Trustees and were unanimously nominated by the Board of Trustees and the Nominating and Governance Committee.

SHAREHOLDER COMMUNICATIONS

         Shareholders and other interested parties may contact the Board or any Trustee by mail. To communicate with the Board or any Trustee, correspondence should be addressed to the Board of Trustees or the Trustee with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

         As of May 29, 2009, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

                                                     AGGREGATE DOLLAR RANGE OF
                          DOLLAR RANGE OF EQUITY   EQUITY SECURITIES OVERSEEN BY
NAME OF TRUSTEE           SECURITIES IN THE FUND    TRUSTEE IN THE FUND COMPLEX
--------------------------------------------------------------------------------
Independent Trustees:
Randall C. Barnes              over $100,000               over $100,000
Howard H. Kaplan                $1-$10,000                  $1-$10,000
Robert B. Karn III            $10,001-$50,000             $10,001-$50,000
Ronald A. Nyberg              $10,001-$50,000              over $100,000
John M. Roeder                $10,001-$50,000             $10,001-$50,000
Ronald E. Toupin, Jr.              None                        None

Interested Trustees:
Nicholas Dalmaso                   None                        None
Joseph E. Gallagher, Jr.           None                        None

         As of May 29, 2009, each Trustee and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of the Fund.

BOARD MEETINGS

         During the Fund's fiscal year ended November 30, 2008, the Board held five meetings; the Audit Committee held two meetings and the Nominating and Governance Committee held four meetings.

         Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the Fund's fiscal year ended November 30, 2008. It is the Fund's policy to encourage Trustees to attend annual shareholders' meetings.

TRUSTEE COMPENSATION

         The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Adviser, the Sub-Adviser or their respective affiliates and pays an additional annual fee to the chairman of the Board and of any committee of the Board. The following table provides information regarding the compensation of the Fund's Trustees for the Fund's fiscal year ended November 30, 2008. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this proxy statement.

                                 COMPENSATION           TOTAL COMPENSATION
NAME OF TRUSTEE(1)               FROM THE FUND         FROM THE FUND COMPLEX
--------------------------------------------------------------------------------
Randall C. Barnes                   $22,500                  $285,688
Howard H. Kaplan                    $22,500                   $47,000
Robert B. Karn III                  $24,000                   $50,000
Ronald A. Nyberg                    $24,000                  $390,688
John M. Roeder                      $22,500                   $47,000
Ronald E. Toupin, Jr.               $24,750                  $319,563

------------------------
(1) Trustees not eligible for compensation are not included in the above table.

SHAREHOLDER APPROVAL

         The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to approve the proposal. Votes withheld will have the same effect as votes against the proposal. "Broker non-votes" (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on the proposal.

BOARD RECOMMENDATION

         The Board, including the Independent Trustees, unanimously recommends that you vote "FOR ALL" of the nominees for the Board of Trustees listed in the Proxy Statement.

ADDITIONAL INFORMATION

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

         Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so your Shares will be represented at the Annual Meeting. Information regarding how to vote via telephone or the Internet is included on the enclosed proxy card.

         If you attend the Annual Meeting and wish to vote in person, you will be able to do so. You may contact the Fund at (888) 991-0091 to obtain directions to the site of the Annual Meeting.

         The Agreement and Declaration of Trust of the Fund requires the presence of a quorum for each matter to be acted upon at the Annual Meeting. The holders of a majority of the Shares outstanding, present in person or represented by proxy, constitute a quorum for purposes of the proposal. Votes withheld and broker non-votes will be counted as present for quorum purposes.

         All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. IF NO SPECIFICATION IS MADE ON A PROXY CARD, IT WILL BE VOTED FOR THE PROPOSAL SPECIFIED ON THE PROXY CARD.

         Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

         The Board has fixed the close of business on May 29, 2009, as the Record Date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by the Fund for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

ADVISER AND SUB-ADVISERS

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group Inc., acts as the Fund's investment adviser. As of March 31, 2009, Claymore entities have provided supervision, management, servicing or distribution on approximately $10.1 billion in assets through closed-end funds, unit investment trusts and exchange-traded funds. Claymore is located at 2455 Corporate West Drive, Lisle, Illinois 60532.

         Fiduciary Asset Management, LLC, a wholly owned subsidiary of Piper Jaffray Companies, acts as the Fund's investment sub-adviser and is responsible for making investment decisions with respect to the investment of the Fund's assets. As of March 31, 2009, the Sub-Adviser supervised and managed approximately $11.1 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, closed-end funds and private investment funds. The Sub-Adviser is located at 8235 Forsyth Blvd., Suite 700, St. Louis, Missouri 63105.

ADMINISTRATOR

         Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois 60532, serves as the Fund's administrator.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Ernst & Young LLP ("E&Y") has been selected as the independent registered public accounting firm for the Fund by the Audit Committee of the Fund and approved by a majority of the Fund's Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the Fund's current fiscal year. The Fund does not know of any direct or indirect financial interest of E&Y in the Fund.

         Representatives of E&Y will be available to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions if necessary.

AUDIT FEES

         The aggregate fees billed to the Fund by E&Y for professional services rendered for the audit of the Fund annual financial statements for the Fund's two most recent fiscal years were in the following amounts:

                                    2008 FISCAL YEAR     2007 FISCAL YEAR
                                    ----------------     ----------------
                                         $58,800              $56,000

AUDIT-RELATED FEES

         The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements (such fees relate to services rendered, and out of pocket expenses incurred, in connection with the Fund's registration statements, comfort letters and consents) for the Fund's two most recent fiscal years were in the following amounts:

                                    2008 FISCAL YEAR     2007 FISCAL YEAR
                                    ----------------     ----------------
                                           $0                   $0

         E&Y did not perform any other assurance and related services that were required to be approved by the Fund's Audit Committee for such periods.

TAX FEES

         The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by E&Y in connection with the Fund's excise tax calculations and review of the Fund's tax returns) for the Fund's two most recent fiscal years were in the following amounts:

                                    2008 FISCAL YEAR     2007 FISCAL YEAR
                                    ----------------     ----------------
                                         $18,000              $41,200

         E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund's Audit Committee for such periods.

ALL OTHER FEES

         The aggregate fees billed by E&Y for products and services, other than those services described above, for the Fund's two most recent fiscal years were in the following amounts:

                                    2008 FISCAL YEAR     2007 FISCAL YEAR
                                    ----------------     ----------------
                                           $0                   $0

AGGREGATE NON-AUDIT FEES

         The aggregate non-audit fees billed by E&Y for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (not including a sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the Fund for the Fund's two most recent fiscal years were in the following amounts:

                                    2008 FISCAL YEAR     2007 FISCAL YEAR
                                    ----------------     ----------------
                                         $18,000              $41,200

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

         As noted above, the Audit Committee is governed by the Audit Committee Charter, which was attached as Appendix B to the Fund's 2007 proxy statement, which includes Pre-Approval Policies and Procedures in Section IV of such Charter. Specifically, sections IV.C.2 and IV.C.3 of the Audit Committee Charter contain the Pre-Approval Policies and Procedures and such sections are included below.

         IV.C.2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

                  (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         IV.C.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

                  (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         The Audit Committee of the Fund has pre-approved all audit and non-audit services provided by E&Y to the Fund, and all non-audit services provided by E&Y to the Investment Adviser, or any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that are related to the operations of the Fund for the fiscal years ended November 30, 2008, and November 30, 2007.

         None of the services described above for the Fund's two most recent fiscal years were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

PRINCIPAL SHAREHOLDERS

         As of the Record Date, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require the Fund's officers and Trustees, certain officers of the Fund's Investment Adviser, affiliated persons of the Investment Adviser, and persons who beneficially own more than ten percent of the Fund's shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange. Based upon the Fund's review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for the Fund's fiscal year ended November 30, 2008, all filings applicable to such persons were completed and filed in a timely manner.

PRIVACY PRINCIPLES OF THE FUNDS

         The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

         Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Fund restricts access to non-public personal information about its shareholders to employees of the Adviser with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

SHAREHOLDER PROPOSALS

         The Fund's Amended and Restated By-Laws (the "By-Laws") require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Fund. If a shareholder who is entitled to do so under the Fund's By-Laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Fund, that shareholder must provide a written notice to the Secretary of the Fund at the Fund's principal executive offices.

         The notice must set forth: (a) as to each person whom the shareholder proposes to nominate for election as a Trustee (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of Trustees in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and (ii) such person's written consent to being named as a nominee and to serving as a Trustee if elected; (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made
(i) the name and address of such shareholder, as they appear on the Fund's books, and of such beneficial owner, (ii) the class or series and number of Shares which are owned beneficially and of record by such shareholder and such beneficial owner, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such shareholder and such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the shareholder's notice by, or on behalf of, such shareholder and such beneficial owners, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such shareholder or such beneficial owner, with respect to Shares of the Fund,
(v) a representation that the shareholder is a holder of record of Shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (vi) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Fund's outstanding Shares required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from shareholders in support of such proposal or nomination. The Fund may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a Trustee of the Fund.

         To be timely, the notice must be delivered to the Secretary of the Fund at the Fund's principal executive offices not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth
(10th) day following the day on which public announcement of the date of such meeting is first made by the Fund).

         The foregoing description of the procedures for a shareholder properly to make a nomination for election as a Trustee or to propose other business for the Fund is only a summary and is not complete. A copy of the Fund's By-Laws, which includes the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund's By-Laws.

         Shareholder proposals intended for inclusion in the Fund's proxy statement in connection with the Fund's 2010 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund's principal executive offices by February 15, 2010. Proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the notice requirements of the Fund's By-Laws, not earlier than the close of business on March 23, 2010 nor later than the close of business on April 22, 2010 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act).

EXPENSES OF PROXY SOLICITATION

         The cost of soliciting proxies will be borne by the Fund. Certain officers of the Fund and certain officers and employees of Claymore or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JULY 21, 2009

This Proxy Statement is available on the Internet at www.proxyvote.com.

OTHER MATTERS

         The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

         In the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the Proposals are not received, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Annual Meeting with respect to such Proposal(s) to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.


                                    Very truly yours,

                                    /s/ J. Thomas Futrell

                                    J. THOMAS FUTRELL
                                    CHIEF EXECUTIVE OFFICER

June 15, 2009

                                                                      APPENDIX A


                                 CLAYMORE FUNDS

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

PURPOSES AND ORGANIZATION

         The purpose of Nominating and Governance Committee (the "Committee") of the Board of Trustees (the "Board") of each of the registered investment companies listed in Appendix A hereto (the "Trust(s)") is to review matters pertaining to the composition, committees, and operations of the Board. Members of the Committee may not be "interested persons" of the Trust, as such term is defined in the Investment Company Act of 1940, as amended ("Interested Persons").1 The Committee shall have the following duties and powers:

         (1) To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

         (2) To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

         (3) To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

         (4) To oversee the contract review process, including the review of the Trust's investment advisory agreements and contracts with other affiliated service providers.

         The Committee shall receive appropriate funding as determined by the Committee to carry out its responsibilities and shall have the authority to retain experts, consultants or legal counsel as the Committee deems appropriate.

         The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

------------------------
1 As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

QUALIFICATIONS FOR TRUSTEE NOMINEES

         The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

         Following an initial evaluation by the Committee, a nominee must: (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Trustee under the 1940 Act or otherwise have material relationships with key service providers to the Fund; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the nominee's qualifications.

IDENTIFICATION OF NOMINEES

         In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust's current Trustees, (ii) the Trust's officers, (iii) the Trust's investment adviser(s), (iv) the Trust's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Trust to identify potential candidates. The Committee will not nominate a person for election to the Board as a Trustee (unless such person is an "interested person," as defined by the Investment Company Act of 1940) after such person has reached the age of seventy-two (72).

CONSIDERATION OF CANDIDATES RECOMMENDED BY SHAREHOLDERS

         The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

                                   APPENDIX A


Dreman/Claymore Dividend & Income Fund

Fiduciary/Claymore Dynamic Equity Fund

Fiduciary/Claymore MLP Opportunity Fund

Madison/Claymore Covered Call Fund

Old Mutual/Claymore Long-Short Fund

TS&W/Claymore Tax-Advantaged Balanced Fund

Claymore/Guggenheim Strategic Opportunities Fund

Claymore Exchange-Traded Fund Trust

Claymore Exchange-Traded Fund Trust 2

Claymore Exchange-Traded Fund Trust 3

                                                                      APPENDIX B


            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Secretary, at the Address of the principal executive offices of the Trust.

2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
         14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books;
         (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons

         (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

PROXY TABULATOR          To vote by Mail
P.O. BOX 9112
FARMINGDALE, NY 11735    1) Read the Proxy Statement.
                         2) Check the appropriate boxes on the proxy card below.
                         3) Sign and date the proxy card.
                         4) Return the proxy card in the envelope provided.



TO VOTE, MARK BLOCKS BELOW IN                            KEEP THIS PORTION
BLUE OR BLACK INK AS FOLLOWS:      M15535-P82486         FOR YOUR RECORDS
-------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY                DETACH AND RETURN THIS PORTION ONLY
WHEN SIGNED AND DATED.


FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

1. Election of Trustees:          For    Withhold      For All      To withhold authority to vote for any individual
                                  All      All         Except       nominee(s), mark "For All Except" and write the
   Class I Nominees:                                                number(s) of the nominee(s) on the line below.
                                   0        0            0
   01) Randall C. Barnes
   02) Joseph E. Gallagher, Jr

2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).




-----------------------------------------       --------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date       Signature  (Joint Owners)   Date

Important Notice Regarding the Availability of Proxy Materials for the Annual
Meeting: The Statement is available at www.proxyvote.com.




--------------------------------------------------------------------------------
                                                                   M15536-P82486

                  Solicited on behalf of the Board of Trustees
                     FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
                         Annual Meeting of Shareholders
                                  July 21, 2009


The annual meeting of shareholders of Fiduciary/Claymore MLP Opportunity Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Tuesday, July 21, 2009, at 11:00 A.M. Central Time (the "Annual Meeting"). The undersigned hereby appoints each of Mark E. Mathiasen and Kevin M. Robinson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.